EFFECTIVE AUGUST 23RD, 2004
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  AUGUST 25, 2004



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     DELAWARE                         0-21802               34-1741211
     (STATE OR OTHER JURISDICTION OF (COMMISSION FILE NUMBER)
  INCORPORATION  OR  ORGANIZATION                        (IRS  EMPLOYER
                                                    IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                        43606
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
                                                        (ZIP  CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01  -  Other  Events

N-Viro International Corporation announced on August 27, 2004 it had been notified by the Delaware Chancery Court (the "Court") on August 25, 2004 that a date of October 14, 2004 has been set to hold a hearing on the Company's proposed settlement of a derivative action filed June 11, 2003 by Strategic Asset Management, Inc., and to enter judgment on the settlement terms. The Scheduling Order and Notice of Settlement Hearing have also been attached to this filing as Exhibits 10.1 and 10.2, respectively.



Item  9.01  -  Financial  Statements  and  Exhibits
(c)     Exhibits
     Exhibit  No.     Description
     10.1          Delaware  Chancery  Court  Scheduling  Order
     10.2          Delaware  Chancery  Court  Notice  of  Settlement  Hearing
     99.1          News  Release  Regarding  Settlement  Hearing



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          August  30,  2004       By:/s/  James  K. McHugh
                                        James  K.  McHugh
                                        Chief  Financial  Officer




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